UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 28, 2020 (July 24, 2020)

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado  80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2020, Michael A. Kelly was appointed to serve on the Board of Directors (the “Board”) of DMC Global Inc. (the “Company”).

Mr. Kelly has more than two decades of executive experience in senior leadership roles in the life sciences industry. He founded and has served as President of Sentry Hill Partners, LLC, a global life sciences transformation and management consulting business, since January 2018. Mr. Kelly worked in various capacities at Amgen, Inc. from 2003 to 2017, most recently as Senior Vice President, Global Business Services from July 2014 to July 2017, and as acting Chief Financial Officer from January to July 2014. Prior to his service at Amgen, he served as Chief Financial Officer of Tanox, Inc. (2000 to 2003), Vice President, Finance and Corporate Controller of Biogen, Inc. (1998 to 2000) and Vice President, Finance and Chief Financial Officer of Nutrasweet Kelco Company (1996 to 1998). He currently serves on the board of directors of HOOKIPA Pharma, Inc., a public biopharmaceutical company, where he serves as an independent director and audit committee chair. Mr. Kelly holds a bachelor’s degree in Business Administration from Florida A&M University.

The Board did not appoint Mr. Kelly to serve on any committees at this time.

There are no family relationships between Mr. Kelly and any officer or other director of the Company or any related party transactions involving Mr. Kelly and the Company. There is no arrangement or understanding between Mr. Kelly and any other person pursuant to which he was selected as a director.

On July 24, 2020, Mr. Kelly received a grant of restricted stock awards with an aggregate grant date fair value of $60,000, computed in accordance with FASB ASC Topic 718. Mr. Kelly will be compensated for his service as a director in accordance with the Company’s standard director compensation program.

A copy of the press release announcing Mr. Kelly’s appointment is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 27, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	July 28, 2020	By:	/s/ Michelle H. Shepston
Michelle H. Shepston
Chief Legal Officer and Secretary